June 27, 2019 Bristow Discussion Materials Exhibit 99.1

Statement of Limiting Conditions This presentation and all information contained therein (this “Presentation”) has been prepared at the direction of Bristow Group Inc. (“Project Swan”, “Bristow” or the “Company”) and is being delivered for informational purposes only on behalf of the Company to a limited number of parties by the following financial and legal advisors: Houlihan Lokey Capital, Inc., Wachtell, Lipton, Rosen & Katz, Baker Botts LLP, and Alvarez & Marsal LLC (collectively, the “Advisors”). This Presentation is being provided upon the express understanding that it will solely be used for purposes of evaluating a potential transaction involving the Company, does not purport to be all-inclusive or to necessarily contain all information that a prospective counterparty may desire in investigating the Company, and is subject to Federal Rule of Evidence 408 and all similar rules under applicable law. This Presentation has not been independently verified by the Advisors. None of the Company, the Advisors, their respective affiliates or their respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents make any express or implied representation or warranty as to the accuracy or completeness of this Presentation, and no such party shall have any liability for any material misstatements, omissions or other errors in this Presentation or any other written or oral communications transmitted to the recipient in connection therewith. The recipient shall not rely on any information set forth in this Presentation, and should conduct its own independent investigation of the Company and any proposed transaction. This Presentation is provided as of the date hereof and is subject to change. Neither the Company nor the Advisors is under any obligation to update, amend or supplement this Presentation. The Company reserves the right, at any time, to negotiate with any one or more interested parties or to enter into any definitive agreement with respect to, or to determine not to proceed with, any transaction, without prior notice to any other interested parties. The Company reserves the unconditional right to terminate, at any time, and for any or no reason, further participation by any party and to modify any other procedures. The Company shall have no legal commitment or obligation to any recipient of this Presentation unless and until a definitive agreement has been fully executed. The existence and contents of this Presentation are being provided to you pursuant to the Confidentiality Agreement previously entered into by you and the Company (the “Confidentiality Agreement”) and recipients are therefore bound by the Confidentiality Agreement in respect of all information contained in this presentation. 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Such estimates, targets, projections and forward-looking statements reflect various assumptions and subjective judgments of management concerning the future performance of the Company, and are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond the control of the Company. Accordingly, these statements are inherently speculative, and there can be no assurances or guarantees that such estimates, targets, projections or forward-looking statements will be realized. Actual results may vary from anticipated results and such variations may be material. Past performance is not a guarantee of future results. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the estimates, targets, projections or forward-looking statements based thereon. You are cautioned not to place undue reliance upon any of these projections or statements, which speak only as of the date made. 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Neither the Company nor the Advisors nor any of their respective directors, officers, employees, affiliates or representatives undertakes any obligation to update this Presentation or any of the information contained herein or to correct any inaccuracies or omissions that may become apparent. The Company reserves the right to conduct the process for the transaction as it determines in its sole discretion (including, without limitation, terminating further participation in the process by any party, rejecting any proposals or indications of interest, negotiating with any one or more prospective buyers and entering into any agreement with respect to any transaction without prior notice to you or any other person) and any procedures relating to such transaction may be changed at any time without prior notice to you or any other person. The recipient acknowledges that no representation or warranty, express or implied, has been made with respect to such process or proposed structuring. None of the Company, the Advisors or any of their respective affiliates has any legal, fiduciary or other duty to the recipient with respect to the manner in which the proposed process is conducted. No legal relationship shall be created between the Company or the Advisors and any recipient of this Presentation by virtue of the issuance or delivery of this Presentation. The recipient of this Presentation may not construe the contents of this Presentation as legal or investment advice. Each recipient should consult its own counsel, accountants, and business advisors as to legal, tax, and related matters concerning future involvement with the Company. No personnel of the Company should be contacted directly under any circumstances unless expressly permitted by the Advisors.

Table of Contents Safety Update Company Overview Global Fleet Plan Business Plan

Safety Update

Bristow FY19 operational safety review and FY20 YTD Update

- Accident investigation involving N577AL in Gulf of Mexico is ongoing
- Increase in FY19 TRIR driven by U.K. SAR and Eastern; through mid-June 2019 improved TRIR[2] of 0.27
- Global safety stand-downs following Chapter 11 were successful with no safety events linked to distraction
- Implemented new HSE safety metric for FY20; tracking well through May 2019
- Target Zero Refresh "Safe and Well" roll out scheduled for late June 2019

Air Accident Rate (AAR[1])



0.00
1.04
0.60
0.00
0.61
FY15
FY16
FY17
FY18
FY19

Total Recordable Injury Rate (TRIR[2])



0.23
0.37
0.33
0.33
0.54
FY15
FY16
FY17
FY18
FY19

1) AAR prior to FY16 includes commercial helicopter operations for Bristow Group and consolidated affiliates. AAR beginning in FY16 includes all Category A and B accidents for consolidated Bristow operations, including Airnorth, Bristow Academy and Eastern Airways. Beginning in FY19 AAR also includes Category C accidents. AAR is per 100,00 flight hours.

2) TRIR beginning in FY15 includes consolidated commercial operations, corporate, Bristow Academy (until sale), Eastern Airways (excluded in FY20), and Airnorth employees. TRIR is per 200,000 man hours

Bristow HeliOffshore TARGET ZERO

5

PRIVILEGED & CONFIDENTIAL

Target Zero Refresh: A ‘Heart, Head and Hands’ perspective Heart: This is what we feel – why we sign up TZ… Head: This is what we think – how we plan to be safe… Hands: This is what we do – how we act to ensure safe outcomes… Program Focus: Translating our commitment to Target Zero into thinking strategically about safety and setting expectations of what good safety behavior looks like

Company Overview

Situation Update---ERA Business Summary 60+ year history of leadership in global offshore aviation 1955 Bristow Helicopters Ltd. founded 1969 1985 1996 2006 2013 2014 Offshore Logistics, Inc. founded Awarded a 8-10 year contract with the U.K. Department for Transport to provide public sector SAR services for all of the U.K. Offshore Logistics exits offshore boats Company rebranded as Bristow Group; listed on NYSE as BRS Bristow’s history started in 1955 with its founding by Alan Bristow in support of growing global offshore exploration In 1969, Louisiana-based Offshore Logistics was started to support services to the rapidly expanding Gulf of Mexico oil industry principally using boats Today, Bristow is headquartered in Houston and operates one of the largest global fleets of commercial helicopters in the world 2009 2012 Acquired Cougar (25% voting and 40% economic interest) 2008 Acquired 51% interest in Bristow Norway; Subsequently acquired remaining interest 2015 Acquired Líder Aviação Holding S.A. (20% voting and 41.9% economic interest) U.K. SAR contract fully operational with all 10 bases 2017 1972 Offshore Logistics acquired a 49% stake in Bristow Aviation Holdings Offshore Logistics enters helicopter business Acquired a controlling interest in Airnorth; Subsequently acquired remaining interest Don Miller named President and CEO 2018 2019

Situation Update---ERA Business Summary ~3,000 global employees operating 268 aircraft (160 LACE)1 with a leading global footprint serving industry and governments Our diversified aviation services are delivered in two regional hubs: Europe – U.K. (including U.K. SAR), Norway, Africa, Australia (including Airnorth), Asia and Turkmenistan Americas – Gulf of Mexico, Canada, Trinidad, Brazil and Guyana Provides global SAR services to the public sector for all of the U.K. on behalf of the Maritime and Coastguard Agency and to our oil and customers FY19E revenue of $1.3 billion and adjusted EBITDA of $93.5 million In 2017 completed multi-year global implementation of SAP (finance, supply chain and MRO2) as part of enterprise digital transformation; in process of completing global eFlight2 roll-out Bristow is a global leader in industrial aviation services for oil and gas and search and rescue (SAR) Aircraft Fleet Mix1 Company Overview Revenue and Fleet estimates as of March 31, 2019 MRO SAP module still to be implemented in GoM, Nigeria, Trinidad, Australia and Guyana; eFlight still to be implemented in Nigeria Regional Revenue Breakdown1 Revenue by Line of Service1 Total aircraft: 268

Diversified lines of service with highly visible and predictable revenue streams

Diversified Revenue Mix

FY14 $1.5B Revenue Mix | **FY19E $1.3B Revenue Mix**


Fixed Wing 2%
U.K. SAR 2%
O&G 96%
Fixed Wing 15%
U.K. SAR 18%
O&G 67%

Oil and Gas (O&G)

- 50+ year successful operating history of providing mission critical services to the offshore O&G industry
- O&G crew change provides transportation for personnel between onshore bases and offshore production platforms and drilling rigs
- Majority of O&G revenue relates to less volatile production activities (customer's operating expenses, not capex)[1]
- Two-tiered contract structure includes both fixed monthly standing charge to reserve helicopter capacity (~65%[1] of revenue) and variable fees based on hours flown (~35%[1] of revenues) with fuel cost a pass-through

Search and Rescue (SAR)

- Bristow has the nationwide U.K. SAR contract with the U.K. Department for Transport that includes 10 bases and 22 aircraft for 8-10 years
- U.K. SAR contract earns ~85% of revenue from fixed monthly standing charge, independent of utilization, with initial ~10-year term
- Additional global public sector SAR opportunities are being pursued as governments look to improve SAR services and capability
- Other SAR clients also include O&G companies that require SAR services as part of their offshore safety case

Fixed Wing

- Regional airline operating in Australia (Airnorth)
- Complementary service to O&G crew change
- Generates revenue from scheduled service (~80% of revenue) and charter contracts (~20% of revenues)
- Charter customers primarily include mining, O&G and other corporate clients
- Divested Eastern Airways in May 2019; maintain contractual relationship in support of key oil and gas customers in U.K.

Bristow

1) Based on historical trends.

TARGET ZERO

10

PRIVILEGED & CONFIDENTIAL

Bristow services are delivered globally in all major offshore oil and gas basins 58% of Total FY19A Revenue 90 Total Aircraft: 0 Fixed Wing / 90 Rotary Europe Caspian 17% of Total FY19A Revenue 72 Total Aircraft: 0 Fixed Wing / 72 Rotary Americas 12% of Total FY19A Revenue 38 Total Aircraft: 4 Fixed Wing / 34 Rotary Africa 13% of Total FY19A Revenue 26 Total Aircraft: 14 Fixed Wing / 12 Rotary Asia Pacific Fleet data as of June 2019

Long-term global relationships underpin the strength of our industrial aviation platform IAC is the Integrated Aviation Consortium in the U.K. North Sea and comprises three major oil companies: EnQuest, CNR International, and TAQA. Excludes Cougar (Bristow own a 40% interest in Cougar), Airnorth and Eastern as of March 31, 2019. Aa2 / AA CNR: Baa2 / BBB+ ENQ: B2 / B- TAQA: A3 / -- Ba1 / BB+ Aa1/ A- Aaa / AA+ Aa2 / A- Baa1 / BBB A3 / A Baa1 / A- IAC1 High-quality customers with strong credit ratings with nine key customers2 representing 50%+ of FY19 revenues

Note: All figures in USD millions O&G Revenue is down 42% or $647M from its peak and has stabilized; U.K. SAR continues to provide revenue stability Eastern + Airnorth BRS Operating Revenue UK SAR Revenue Oil & Gas Revenue Eastern exited in FY20

Note: All figures in USD millions FY20 to FY22 EBITDA growth is primarily from the benefit of lease cost roll-off; minimal capital expenditures beyond FY20 Adjusted EBITDAR Adjusted EBITDA Total Lease Expense Capital Expenditures EBITDA of ~$150M+ generates positive Net Income; prior to Chapter 11, needed ~$225M+ EBITDA to be positive Net Income

As oil prices fell, offshore activity contracted; our global oil and gas flight hours bottomed in FY17 without a material recovery Oil and Gas Flight Hours Excludes SAR and Fixed Wing FY13 – FY19 (~45%) FY13 – FY22E (~40%)

Global Fleet Plan

Fleet Overview (June 2019) Note: Total fleet count includes rejected leases (10) Includes 7 S-92s owned by BHNA Holdings Inc. and leased to Cougar Helicopters The Company sold Eastern Airways on May 10, 2019; Eastern now leases 3 fixed wing aircraft to the Company’s Nigerian operations

Rent by region Note: Financial results for fiscal year ended March 31, 2019 and quarterly periods therein are unaudited and subject to revision.  Financial results for fiscal year ended March 31, 2019 are comprised of actual results for the nine-months ended December 31, 2018 and estimated results for the three-months ended March 31, 2019

Go-Forward Fleet Plan The illustrative fleet plan below assumes the disposition of certain idle and held-for-sale owned aircraft as well as the rejection or termination of identified leases Note: Total fleet count includes rejected leases (10)

Bristow’s fleet strategy has evolved and the Company is executing on many key initiatives Target ratio of LACE 75% owned and 25% leased Developed a laddering maturity strategy for its leased fleet, which provides the Company with more flexibility in fleet management to manage market conditions Disciplined capital allocation driving improved ROIC Reduced number of operating models improving cost structure through better inventory management, training and support

Evolution of Helicopter Model Strategy AS332 Bell 214ST Mil Mi 8 S-76 A/A++ S-76 C/C++ H 155 Bell 206B Bell 206L BK 117 S-92 AW189 AW 139 S-76 C++ S-76D Bell 407 4 Fewer Models 5 Fewer Models 3 Fewer Models Former Bristow Current Bristow S-61 S-92 H225 Heavy Helicopters Medium Helicopters Bell 212 Bell 412 AW 139 Light Helicopters BO 105 H135 Bell 407 Standardization of helicopter models across fleet drives efficiency gains Note: Current Bristow excludes idle and held for sale aircraft including H225s and B412s

Business Plan

Bristow’s Business Plan Process The financial forecasting process is run by Bristow’s Decision Support team (commonly known as Financial Planning & Analysis) with coordination amongst Commercial, Operations and Fleet leaders for a bottoms-up, aircraft-by-aircraft view Decision Support is comprised of local business partners for each area (U.K. SAR, U.K. O&G, Norway, Asia Pacific, Africa and Americas) plus global oversight, reporting into the CFO The function and process is designed to provide unbiased forecasting and analysis of business performance in terms of EBITDA/R and returns, capital/aircraft allocation, commercial bids and cost management Business Plans are developed for each area with quarterly updates which are reviewed and challenged centrally by the Senior Management Team Risks and opportunities are assessed during the process in effort to produce a balanced outlook and reviews of actual results vs. plan are conducted monthly in effort to address variances and drive corrections if necessary Internally, the Business Plan is used to gauge liquidity, overall returns and to evaluate improvement vs. exit decisions for certain businesses

Overview of the Business Plan Key Themes Outlook for the offshore Oil & Gas (O&G) helicopter market continues to be subdued in activity and pricing Rig activity, a key demand driver, appears to have bottomed with signs of improvement Opportunities for O&G revenue growth exist, but will largely take the form of market share gains (i.e. taking work from competitors) as opposed to material price improvements or new market growth Steady market share for the Company and key competitors Maintain pricing discipline and capitalize on slowly improving contract pricing on new business Limited changes to shifts / rotations with our clients (i.e. flight activity) Fleet plan tailored to flat overall revenue outlook and positioning the Company to manage through balance of opportunities and risks Restructuring of lease commitments to take advantage of existing supply and demand factors, and to remake future lease book to match market outlook and customer commitments Mark-to-market lease cost reductions Selected aircraft lease returns and rejections Portfolio management efforts will lead to lower capital employed, improved liquidity and a heightened focus on core markets Management remains focused on cost management, monitoring price and engaging with clients on more value-added integrated service offerings

Overview of the Business Plan Key Themes (Cont.) Other keys areas of focus and opportunities that are not incorporated into the business plan include the following: Leveraging existing fixed asset base via scale and market share gains Changing the maintenance model Divestiture of non-core operations and under-utilized assets Other potential operating initiatives regarding labor, corporate and G&A expenses Refinancing or restructuring existing equipment financing arrangements

Business Plan Summary Assumptions and Drivers Revenue Regional decision support teams review flight hours by both existing and speculative clients and verify contract rates (including certain contractual escalations) and fleet scheduling Captures projected additional revenue based on estimated new contracts Direct Cost Manpower for pilots and engineers is forecasted by client based on aircraft type, while the costs are based on average salaries and are reflective of employment / union agreements Maintenance expense is derived from the planned flight hours and the average direct maintenance cost (“DMC”) rates based on maintenance contracts Fuel costs are typically paid for directly by the customer Other direct costs such as training, travel and meals are tied to headcount while insurance is tied to fleet count and other base costs are assumed flat Rent Expenses Aircraft lease expense is based on contractual rates, expected aircraft returns, expected contract renewal and expected rent concessions. New leases expected to be in the plan are reviewed and added when necessary, however no additions are included in this Plan Other rent, including real estate, is based on contractual lease rates and expected renewal based on regional needs Headquarters operating lease restructuring or relocation included in the forecast Corporate SG&A Corporate budgets are developed bottom-up by cost center (i.e. Legal, Finance, HR, etc.) based on headcount, recurring professional fees and limited travel. Plan assumes status quo organizational structure Working Capital Minimal working capital swings based on historical performance Capital Expenditures Aircraft capital expenditures are limited to U.K.SAR AW189s Non-aircraft capital expenditures (e.g. IT and aircraft modifications) are forecasted by the regional teams Pension Solely within the U.K. based on agreed contribution schedule of £1mm per month and re-evaluated every 3 years Taxes The business benefits from its net operating loss and expects minimal cash taxes in the near future Project Swan: The Business Plan reflects certain benefits associated with in process fleet restructuring and renegotiation actions, as well as the contemplated deleveraging and recapitalization based on recent creditor discussions

Eastern + Airnorth BRS Operating Revenue UK SAR Revenue Oil & Gas Revenue Eastern exited in FY20 Business Plan Summary Outputs Note: All figures in USD millions

Adjusted EBITDAR Adjusted EBITDA Total Lease Expense Capital Expenditures Note: All figures in USD millions EBITDA of ~$150M+ generates positive Net Income; prior to Chapter 11, needed ~$225M+ EBITDA to be positive Net Income Business Plan EBITDA Growth Primarily from Restructuring of Leased Fleet

Primarily includes fuel revenue that is ~100% pass-through Includes the direct maintenance cost (DMC) of the fleet Includes freight, training, transportation, insurance, and other miscellaneous direct costs Represents the pass-through portion of reimbursable revenue Business Plan Summary Financials

Projected Free Cash Flow Set forth below is an illustrative calculation of free cash flow incorporating the contemplated deleveraging and recapitalization based on recent creditor discussions Only includes fleet debt and the Pre-Filing Facility Estimated midpoint values Does not reflect certain working capital changes

Adjusted EBITDA by Region Operating Revenue by Region Note: All figures in USD millions Regional Revenue and Adjusted EBITDA

Summary Financial Metrics by Region

Appendix

Next generation aircraft Mature aircraft Fleet organizational chart as of March 31, 2019 Bristow Europe Caspian 58% Africa 12% Americas 17% Asia Pacific 13% U.K. – 59 / 31 Norway – 26 / 0 Nigeria – 33 / 3 U.S. GoM – 54 / 0 Canada – 7 / 0 Australia – 21 / 14 Brazil – 0 / 0 Egypt – 0 / 0 Russia – 7 / 0 Trinidad – 8 / 0 Líder – 43 / 23 PAS – 36 / 7 Guyana – 4 / 0 Turkmenistan – 1 / 0 Business Unit (% of current period operating revenue) Corporate Region ( # of helicopters / # of fixed wing) Joint Venture (# of helicopters / # of fixed wing) Canada – 1 / 0 Note: Financial results for fiscal year ended March 31, 2019 and quarterly periods therein are unaudited and subject to revision.  Financial results for fiscal year ended March 31, 2019 are comprised of actual results for the nine-months ended December 31, 2018 and estimated results for the three-months ended March 31, 2019

1) The percentage of LACE leased is calculated by taking the total LACE for leased aircraft divided by the total LACE for all aircraft we operate, including both owned and leased aircraft. 1 Leased aircraft detail as of March 31, 2019 Note: Financial results for fiscal year ended March 31, 2019 and quarterly periods therein are unaudited and subject to revision.  Financial results for fiscal year ended March 31, 2019 are comprised of actual results for the nine-months ended December 31, 2018 and estimated results for the three-months ended March 31, 2019

Consolidated fleet changes and aircraft sales Note: Financial results for fiscal year ended March 31, 2019 and quarterly periods therein are unaudited and subject to revision.  Financial results for fiscal year ended March 31, 2019 are comprised of actual results for the nine-months ended December 31, 2018 and estimated results for the three-months ended March 31, 2019

Operating revenue, LACE and LACE rate by region 4 $ in millions LACE rate is annualized $ in millions per LACE Excludes assets held for sale, Airnorth and Eastern Airways Note: Financial results for fiscal year ended March 31, 2019 and quarterly periods therein are unaudited and subject to revision.  Financial results for fiscal year ended March 31, 2019 are comprised of actual results for the nine-months ended December 31, 2018 and estimated results for the three-months ended March 31, 2019

Historical LACE count by region Note: Financial results for fiscal year ended March 31, 2019 and quarterly periods therein are unaudited and subject to revision.  Financial results for fiscal year ended March 31, 2019 are comprised of actual results for the nine-months ended December 31, 2018 and estimated results for the three-months ended March 31, 2019

Historical LACE rate by region $ in millions LACE rate calculated as YTD revenue annualized divided by period ending LACE count Note: Financial results for fiscal year ended March 31, 2019 and quarterly periods therein are unaudited and subject to revision.  Financial results for fiscal year ended March 31, 2019 are comprised of actual results for the nine-months ended December 31, 2018 and estimated results for the three-months ended March 31, 2019

Adjusted EBITDA margin trend by region Adjusted EBITDA excludes special items and asset dispositions and margin is calculated by dividing adjusted EBITDA by operating revenue Note: Financial results for fiscal year ended March 31, 2019 and quarterly periods therein are unaudited and subject to revision.  Financial results for fiscal year ended March 31, 2019 are comprised of actual results for the nine-months ended December 31, 2018 and estimated results for the three-months ended March 31, 2019

Historical U.K. SAR performance GAP and U.K. SAR operating results are included within our Europe-Caspian region results. Adjusted EBITDA excludes corporate overhead allocations consistent with financial reporting. Adjusted EBITDA is a non-GAAP measure of which the most comparable GAAP measure is net income (loss). We have not provided a reconciliation of this non-GAAP information to GAAP. The most comparable GAAP measure to adjusted EBITDA is net income (loss) which is not calculated at this lower level of our business as we do not allocate certain costs, including corporate and other overhead costs, interest expense and income taxes within our accounting system. Providing this data would require unreasonable efforts in the form of allocations of other costs across the organization. Includes only Stornoway, the last GAP SAR base which transitioned to U.K. SAR in July 2017 Note: Financial results for fiscal year ended March 31, 2019 and quarterly periods therein are unaudited and subject to revision.  Financial results for fiscal year ended March 31, 2019 are comprised of actual results for the nine-months ended December 31, 2018 and estimated results for the three-months ended March 31, 2019

Historical fixed wing performance Fixed wing operating results are included within their respective regional results. Adjusted EBITDA excludes corporate overhead allocations consistent with financial reporting. Adjusted EBITDA is a non-GAAP measure of which the most comparable GAAP measure is net income (loss). We have not provided a reconciliation of this non-GAAP information to GAAP. The most comparable GAAP measure to Adjusted EBITDA is net income (loss) which is not calculated at this lower level of our business as we do not allocate certain costs, including corporate and other overhead costs, interest expense and income taxes within our accounting system. Providing this data would require unreasonable efforts in the form of allocations of other costs across the organization. Note: Financial results for fiscal year ended March 31, 2019 and quarterly periods therein are unaudited and subject to revision.  Financial results for fiscal year ended March 31, 2019 are comprised of actual results for the nine-months ended December 31, 2018 and estimated results for the three-months ended March 31, 2019

Consolidated and regional Adjusted EBITDA Adjusted EBITDA excludes special items and asset dispositions Note: Financial results for fiscal year ended March 31, 2019 and quarterly periods therein are unaudited and subject to revision.  Financial results for fiscal year ended March 31, 2019 are comprised of actual results for the nine-months ended December 31, 2018 and estimated results for the three-months ended March 31, 2019

Contractual principal debt repayments and amortization as of March 31, 2019 Note: Financial results for fiscal year ended March 31, 2019 and quarterly periods therein are unaudited and subject to revision.  Financial results for fiscal year ended March 31, 2019 are comprised of actual results for the nine-months ended December 31, 2018 and estimated results for the three-months ended March 31, 2019 ($ in millions) Balance 3/31/19 FY20 FY21 FY22 FY23 FY24 FY25+ 8.75% Secured Senior Notes 350.0 - - - 350.0 - - 4.5% Convertible Senior Notes 143.8 - - - - 143.8 - 6.25% Senior Unsecured Notes 401.5 - - - 401.5 - - Macquarie Debt 171.0 14.0 14.0 143.0 - - - Lombard Debt 183.5 12.7 12.7 12.7 12.7 132.7 - PK Air Debt 212.0 19.1 20.3 21.7 23.0 127.9 - Airnorth Debt 11.1 2.8 2.4 2.5 2.7 0.7 - Other Debt 9.1 - - - - - - Total $1,482.0 $48.6 $49.4 $179.9 $789.9 $405.1 $0.0 RSA Adjustments - - - - (751.5) (143.8) - 2019 Term Loan - - - - 75.0 - - Adjusted Total $1,482.0 $48.6 $49.4 $179.9 $113.4 $261.3 $0.0 Contractual principal debt repayments and amortization schedule

PRELIMINARY DRAFT
SUBJECT TO REVISION
CONFIDENTIAL

Total Operating Revenue					
FY	2018A	2019E	2020E	2021E	2022E
AMR	$236	$227	$231	$230	$230
ECR	765	764	664	656	655
AFR	192	157	170	157	157
APR	201	176	131	93	93
Corporate and Other	4	2	1	1	1
Topside Adjustments[(1)]	0	0	(5)	61	88
Net Eliminations	(15)	(13)	(11)	0	0
Total	**$1,384**	**$1,313**	**$1,182**	**$1,199**	**$1,224**

Adj. EBITDAR					
FY	2018A	2019E	2020E	2021E	2022E
AMR	($20)	$54	$62	$64	$64
ECR	209	196	187	193	193
AFR	53	41	42	35	35
APR	28	20	19	9	9
Corporate and Other	(70)	(79)	(61)	(62)	(62)
Topside Adjustments[(1)]	0	0	(9)	17	27
Special Items Adjustments	115	55	14	0	0
Net Eliminations	0	0	0	(1)	(2)
Total	**$314**	**$286**	**$254**	**$255**	**$266**

Adj. EBITDA					
FY	2018A	2019E	2020E	2021E	2022E
AMR	($45)	$31	$44	$47	$47
ECR	75	74	85	108	109
AFR	44	31	30	24	24
APR	(5)	(11)	(8)	(7)	(5)
Corporate and Other	(78)	(85)	(68)	(68)	(68)
Topside Adjustments[(1)(2)]	0	0	6	40	50
Special Items Adjustments	115	55	25	0	0
Net Eliminations	0	0	0	(1)	(2)
Total	**$105**	**$94**	**$115**	**$142**	**$154**

Adj. EBITDA (Post Special Items Allocation)					
FY	2018A	2019E	2020E	2021E	2022E
AMR	$41	$31	$44	$47	$47
ECR	82	75	87	108	109
AFR	52	31	30	24	24
APR	(1)	(5)	6	(7)	(5)
Corporate and Other	(68)	(39)	(59)	(70)	(70)
Topside Adjustments[(1)(2)]	0	0	6	40	50
Total	**$105**	**$94**	**$115**	**$142**	**$154**

(1) - Topside Adjustments reflect uncontracted revenue based upon offshore growth (using IHS market forecast), commercial pipelines assessing roll-offs from competitors, and new opportunities
(2) - Topside Adjustments also include additional lease savings that impact EBITDA

1

PRELIMINARY DRAFT
SUBJECT TO REVISION
CONFIDENTIAL

Consolidated	FY18A	FY19E	FY20E	FY21E	FY22E
Flight Hours - Revenue	174,842	156,526	140,800	137,262	136,205
Flight Hours - Non Revenue	7,924	7,942	6,484	4,869	4,869
Total Flight Hours	**182,766**	**164,468**	**147,283**	**142,131**	**141,074**

($ in millions)

	FY18A	FY19E	FY20E	FY21E	FY22E
Operating Revenue:					
Total Operating Revenue (Pre-Elimination)	$1,399	$1,326	$1,193	$1,199	$1,224
Revenue from Re-imbursable Expenses	61	62	40	36	36
Total Revenue (Pre-Elimination)	**$1,460**	**$1,388**	**$1,233**	**$1,234**	**$1,260**
Less: Revenue from Reimbursable Expenses	(61)	(62)	(40)	(36)	(36)
Less: Elimination	(15)	(13)	(11)	0	0
Total Operating Revenue	**$1,384**	**$1,313**	**$1,182**	**$1,199**	**$1,224**
Direct Costs-Salaries	($405)	($363)	($341)	($344)	($357)
Direct Costs-Maintenance	(248)	(254)	(228)	(227)	(231)
Direct Costs-Other	(550)	(542)	(410)	(371)	(368)
Total Direct Costs (Pre-Special Items Adjustments)	**($1,203)**	**($1,159)**	**($979)**	**($941)**	**($956)**
G & A (Pre-Special Items Adjustments):					
G&A Salaries	($104)	($79)	($91)	($84)	($84)
G&A Professional Fees	(23)	(56)	(31)	(30)	(29)
G&A Other, ex rent	(49)	(39)	(36)	(35)	(35)
G&A Other, rent	(9)	(8)	(6)	(2)	(2)
Total G&A	**($185)**	**($182)**	**($163)**	**($152)**	**($151)**
Pro Forma Income Statement:					
Total Revenue (Pre-Elimination)	$1,460	$1,388	$1,233	$1,234	$1,260
Total Direct Costs	(1,203)	(1,159)	(979)	(941)	(956)
Total G&A	(185)	(182)	(163)	(152)	(151)
Allocations 10K Disclosure	0	0	0	0	0
Depreciation & Amortization	(124)	(233)	(116)	(109)	(109)
(Gain)Loss on Disposal of Equipment	(18)	(28)	(2)	0	0
Earnings from Unconsolidated Subs	(79)	(2)	1	1	1
Operating Income	**($149)**	**($216)**	**($26)**	**$33**	**$46**
Other Income	(3)	(9)	(3)	0	0
Loss / Writedown	0	0	0	0	0
Interest Expenses[(1)]	(80)	(114)	(60)	0	0
Interest Income	1	3	1	2	2
Pre-tax Income	**($231)**	**($335)**	**($88)**	**$35**	**$47**
Noncontrolling Interest Income	2	(1)	0	0	0
Income Tax Expense[(1)]	41	0	2	1	1
Net Income	**($188)**	**($336)**	**($86)**	**$35**	**$48**
EBITDA Pre-Special Items Calculation					
Total Revenue (Pre-Elimination)	$1,460	$1,388	$1,233	$1,234	$1,260
Total Direct Costs	(1,203)	(1,159)	(979)	(941)	(956)
Total G&A	(185)	(182)	(163)	(152)	(151)
Allocations 10K Disclosure	0	0	0	0	0
Earnings from Unconsolidated Subs	(79)	(2)	1	1	1
Other Income	(3)	(9)	(3)	0	0
Loss / Writedown	0	0	0	0	0
Interest Income	1	3	1	2	2
EBITDA Pre-Special Items	**($9)**	**$39**	**$90**	**$143**	**$156**
Lease Expense:					
Lease Expense - Aircraft	($181)	($168)	($129)	($97)	($95)
Lease Expense - Other	(27)	(24)	(21)	(16)	(16)
Total Lease Expense	**($209)**	**($192)**	**($150)**	**($113)**	**($111)**
EBITDAR Pre-Special Items Calculation					
EBITDA Pre-Special Items	($9)	$39	$90	$143	$156
Total Lease Expense	209	192	150	113	111
EBITDAR Pre-Special Items	**$199**	**$232**	**$240**	**$256**	**$267**
EBITDAR Post-Special Items Calculation					
EBITDAR Pre-Special Items	$199	$232	$240	$256	$267
EBITDAR Special Items Adjustments	115	55	14	0	0
Adjusted EBITDAR (Pre-Elimination)	**$314**	**$286**	**$254**	**$256**	**$267**
Less: Elimination	0	0	0	(1)	(2)
Adjusted EBITDAR	**$314**	**$286**	**$254**	**$255**	**$266**
EBITDA Post-Special Items Calculation					
Adjusted EBITDAR (Pre-Elimination)	$314	$286	$254	$256	$267
EBITDA Special Items Adjustments	0	0	11	0	0
Less: Lease Expenses	(209)	(192)	(150)	(113)	(111)
Adjusted EBITDA (Pre-Elimination)	**$106**	**$94**	**$115**	**$143**	**$156**
Less: Elimination	0	0	0	(1)	(2)
Adjusted EBITDA	**$105**	**$94**	**$115**	**$142**	**$154**

(1) - Illustrative values. To be determined based upon post reorganization capital structure

2

PRELIMINARY DRAFT
SUBJECT TO REVISION
CONFIDENTIAL

Americas	FY18A	FY19E	FY20E	FY21E	FY22E
Flight Hours - Revenue	30,099	35,037	37,086	36,972	36,972
Flight Hours - Non Revenue	3,098	3,508	2,711	2,415	2,415
Total Flight Hours[(1)]	**33,197**	**38,545**	**39,797**	**39,387**	**39,387**
($ in millions)					
Operating Revenue:					
Total Third Party + Affiliates	**$232**	**$221**	**$224**	**$223**	**$223**
Fuel Revenue	4	6	7	7	7
Total Operating Revenue	**$236**	**$227**	**$231**	**$230**	**$230**
Revenue from Re-imbursable Expenses	1	2	0	0	0
Total Revenue	**$238**	**$229**	**$231**	**$230**	**$230**
Total Direct Costs (Pre-Special Items Adjustments)	**($180)**	**($178)**	**($168)**	**($164)**	**($164)**
G & A (Pre-Special Items Adjustments):					
G&A Salaries	($10)	($8)	($9)	($9)	($9)
G&A Professional Fees	(1)	(2)	(2)	(2)	(2)
G&A Other, ex rent	(9)	(5)	(6)	(6)	(6)
G&A Other, rent	0	0	0	0	0
Total G&A	**($20)**	**($15)**	**($17)**	**($17)**	**($17)**
Pro Forma Income Statement:					
Total Revenue	$238	$229	$231	$230	$230
Total Direct Costs	(180)	(178)	(168)	(164)	(164)
Total G&A	(20)	(15)	(17)	(17)	(17)
Allocations 10K Disclosure	(2)	0	(1)	(1)	(1)
Depreciation & Amortization	(27)	(28)	(26)	(24)	(24)
(Gain)Loss on Disposal of Equipment	(2)	(6)	0	0	0
Earnings from Unconsolidated Subs	(81)	(4)	(1)	(1)	(1)
Operating Income	**($75)**	**($4)**	**$18**	**$23**	**$23**
Other Income	0	0	0	0	0
Loss / Writedown	0	0	0	0	0
Interest Expenses[(2)]	0	0	0	0	0
Interest Income	0	0	0	0	0
Pre-tax Income	**($74)**	**($3)**	**$18**	**$23**	**$23**
Noncontrolling Interest Income	0	0	0	0	0
Income Tax Expense[(2)]	20	(5)	0	0	0
Net Income	**($54)**	**($8)**	**$18**	**$23**	**$23**
Segment EBITDA Calculation:					
Total Revenue	$238	$229	$231	$230	$230
Total Direct Costs	(180)	(178)	(168)	(164)	(164)
Total G&A	(20)	(15)	(17)	(17)	(17)
Allocations 10K Disclosure	(2)	0	(1)	(1)	(1)
Earnings from Unconsolidated Subs	(81)	(4)	(1)	(1)	(1)
Other Income	0	0	0	0	0
Loss / Writedown	0	0	0	0	0
Interest Income	0	0	0	0	0
Segment EBITDA	**($45)**	**$31**	**$44**	**$47**	**$47**
Lease Expense:					
Lease Expense - Aircraft	($21)	($19)	($13)	($13)	($13)
Lease Expense - Other	(4)	(4)	(4)	(4)	(4)
Total Lease Expense	**($25)**	**($23)**	**($18)**	**($17)**	**($17)**
Segment EBITDAR Calculation:					
Segment EBITDA	($45)	$31	$44	$47	$47
Total Lease Expense	25	23	18	17	17
Segment EBITDAR	**($20)**	**$54**	**$62**	**$64**	**$64**

(1) - Flight hours exclude Cougar and Lider
(2) - Illustrative values. To be determined based upon post reorganization capital structure

3

PRELIMINARY DRAFT
SUBJECT TO REVISION
CONFIDENTIAL

Europe Caspian	FY18A	FY19E	FY20E	FY21E	FY22E
Flight Hours - Revenue	88,647	84,358	68,610	67,375	67,338
Flight Hours - Non Revenue	2,462	2,153	2,053	2,068	2,068
Total Flight Hours[(1)]	**91,109**	**86,511**	**70,663**	**69,443**	**69,406**

($ in millions)

Operating Revenue:					
Total Third Party + Affiliates	**$729**	**$722**	**$621**	**$612**	**$612**
Fuel Revenue	36	43	43	43	43
Total Operating Revenue	**$765**	**$764**	**$664**	**$656**	**$655**
Revenue from Re-imbursable Expenses	34	34	29	26	26
Total Revenue	**$799**	**$799**	**$693**	**$682**	**$681**
Total Direct Costs (Pre-Special Items Adjustments)	**($664)**	**($666)**	**($558)**	**($528)**	**($527)**
G & A (Pre-Special Items Adjustments):					
G&A Salaries	($27)	($26)	($22)	($21)	($21)
G&A Professional Fees	(2)	(3)	(5)	(5)	(5)
G&A Other, ex rent	(19)	(16)	(12)	(12)	(12)
G&A Other, rent	(1)	(1)	(1)	(1)	(1)
Total G&A	**($50)**	**($46)**	**($39)**	**($39)**	**($39)**
Pro Forma Income Statement:					
Total Revenue	$799	$799	$693	$682	$681
Total Direct Costs	(664)	(666)	(558)	(528)	(527)
Total G&A	(50)	(46)	(39)	(39)	(39)
Allocations 10K Disclosure	(14)	(3)	(7)	(7)	(7)
Depreciation & Amortization	(49)	(72)	(46)	(42)	(42)
(Gain)Loss on Disposal of Equipment	(6)	(2)	0	0	0
Earnings from Unconsolidated Subs	0	0	0	0	0
Operating Income	**$17**	**$11**	**$43**	**$66**	**$66**
Other Income	3	(11)	(4)	0	0
Loss / Writedown	0	0	0	0	0
Interest Expenses[(2)]	(1)	(1)	0	0	0
Interest Income	0	0	0	0	0
Pre-tax Income	**$20**	**$0**	**$39**	**$66**	**$66**
Noncontrolling Interest Income	4	0	0	0	0
Income Tax Expense[(2)]	1	2	0	0	0
Net Income	**$24**	**$3**	**$39**	**$66**	**$66**
Segment EBITDA Calculation:					
Total Revenue	$799	$799	$693	$682	$681
Total Direct Costs	(664)	(666)	(558)	(528)	(527)
Total G&A	(50)	(46)	(39)	(39)	(39)
Allocations 10K Disclosure	(14)	(3)	(7)	(7)	(7)
Earnings from Unconsolidated Subs	0	0	0	0	0
Other Income	3	(11)	(4)	0	0
Loss / Writedown	0	0	0	0	0
Interest Income	0	0	0	0	0
Segment EBITDA	**$75**	**$74**	**$85**	**$108**	**$109**
Lease Expense:					
Lease Expense - Aircraft	($124)	($114)	($94)	($77)	($77)
Lease Expense - Other	(10)	(9)	(8)	(8)	(8)
Total Lease Expense	**($134)**	**($122)**	**($102)**	**($85)**	**($85)**
Segment EBITDAR Calculation:					
Segment EBITDA	$75	$74	$85	$108	$109
Total Lease Expense	134	122	102	85	85
Segment EBITDAR	**$209**	**$196**	**$187**	**$193**	**$193**

(1) - Flight hours include Eastern Airways (for historical periods up through May 10, 2019)
(2) - Illustrative values. To be determined based upon post reorganization capital structure

4

PRELIMINARY DRAFT
SUBJECT TO REVISION
CONFIDENTIAL

Africa	FY18A	FY19E	FY20E	FY21E	FY22E
Flight Hours - Revenue	28,604	16,024	18,236	19,412	18,392
Flight Hours - Non Revenue	603	554	366	335	335
Total Flight Hours[1]	**29,206**	**16,578**	**18,603**	**19,747**	**18,727**
($ in millions)					
Operating Revenue:					
Total Third Party + Affiliates	**$192**	**$157**	**$170**	**$157**	**$157**
Fuel Revenue	0	0	0	0	0
Total Operating Revenue	**$192**	**$157**	**$170**	**$157**	**$157**
Revenue from Re-imbursable Expenses	4	8	9	8	8
Total Revenue	**$196**	**$165**	**$178**	**$165**	**$165**
Total Direct Costs (Pre-Special Items Adjustments)	**($135)**	**($117)**	**($135)**	**($129)**	**($128)**
G & A (Pre-Special Items Adjustments):					
G&A Salaries	($8)	($5)	($7)	($7)	($7)
G&A Professional Fees	(2)	(2)	(1)	(1)	(1)
G&A Other, ex rent	(7)	(5)	(5)	(5)	(5)
G&A Other, rent	0	0	0	0	0
Total G&A	**($17)**	**($13)**	**($13)**	**($13)**	**($13)**
Pro Forma Income Statement:					
Total Revenue	$196	$165	$178	$165	$165
Total Direct Costs	(135)	(117)	(135)	(129)	(128)
Total G&A	(17)	(13)	(13)	(13)	(13)
Allocations 10K Disclosure	0	(6)	(2)	(2)	(2)
Depreciation & Amortization	(14)	(16)	(15)	(14)	(14)
(Gain)Loss on Disposal of Equipment	(3)	(3)	0	0	0
Earnings from Unconsolidated Subs	3	3	2	2	2
Operating Income	**$30**	**$12**	**$15**	**$10**	**$10**
Other Income	(2)	0	0	0	0
Loss / Writedown	0	0	0	0	0
Interest Expenses[2]	0	0	0	0	0
Interest Income	0	0	0	0	0
Pre-tax Income	**$28**	**$12**	**$15**	**$10**	**$10**
Noncontrolling Interest Income	0	0	0	0	0
Income Tax Expense[2]	(11)	(7)	0	0	0
Net Income	**$17**	**$5**	**$15**	**$10**	**$10**
Segment EBITDA Calculation:					
Total Revenue	$196	$165	$178	$165	$165
Total Direct Costs	(135)	(117)	(135)	(129)	(128)
Total G&A	(17)	(13)	(13)	(13)	(13)
Allocations 10K Disclosure	0	(6)	(2)	(2)	(2)
Earnings from Unconsolidated Subs	3	3	2	2	2
Other Income	(2)	0	0	0	0
Loss / Writedown	0	0	0	0	0
Interest Income	0	0	0	0	0
Segment EBITDA	**$44**	**$31**	**$30**	**$24**	**$24**
Lease Expense:					
Lease Expense - Aircraft	($7)	($8)	($11)	($10)	($10)
Lease Expense - Other	(1)	(1)	(1)	(1)	(1)
Total Lease Expense	**($9)**	**($10)**	**($12)**	**($11)**	**($11)**
Segment EBITDAR Calculation:					
Segment EBITDA	$44	$31	$30	$24	$24
Total Lease Expense	9	10	12	11	11
Segment EBITDAR	**$53**	**$41**	**$42**	**$35**	**$35**

(1) - Flight hours include fixed wing services
(2) - Illustrative values. To be determined based upon post reorganization capital structure

5

PRELIMINARY DRAFT
SUBJECT TO REVISION
CONFIDENTIAL

Asia Pacific	FY18A	FY19E	FY20E	FY21E	FY22E
Flight Hours - Revenue	24,556	21,107	16,867	13,503	13,503
Flight Hours - Non Revenue	1,761	1,727	1,354	51	51
Total Flight Hours[(1)]	**26,317**	**22,834**	**18,221**	**13,554**	**13,554**

($ in millions)

	FY18A	FY19E	FY20E	FY21E	FY22E
Operating Revenue:					
Total Third Party + Affiliates	**$198**	**$173**	**$131**	**$93**	**$93**
Fuel Revenue	3	3	0	0	0
Total Operating Revenue	**$201**	**$176**	**$131**	**$93**	**$93**
Revenue from Re-imbursable Expenses	21	17	3	2	2
Total Revenue	**$223**	**$194**	**$134**	**$95**	**$95**
Total Direct Costs (Pre-Special Items Adjustments)	**($207)**	**($186)**	**($128)**	**($91)**	**($89)**
G & A (Pre-Special Items Adjustments):					
G&A Salaries	($11)	($8)	($8)	($6)	($6)
G&A Professional Fees	(1)	(1)	0	0	0
G&A Other, ex rent	(5)	(4)	(3)	(3)	(3)
G&A Other, rent	(1)	(1)	(1)	0	0
Total G&A	**($17)**	**($13)**	**($12)**	**($9)**	**($9)**
Pro Forma Income Statement:					
Total Revenue	$223	$194	$134	$95	$95
Total Direct Costs	(207)	(186)	(128)	(91)	(89)
Total G&A	(17)	(13)	(12)	(9)	(9)
Allocations 10K Disclosure	(3)	(1)	(1)	(1)	(1)
Depreciation & Amortization	(20)	(17)	(15)	(15)	(15)
(Gain)Loss on Disposal of Equipment	2	0	(1)	0	0
Earnings from Unconsolidated Subs	0	0	0	0	0
Operating Income	**($22)**	**($24)**	**($24)**	**($22)**	**($20)**
Other Income	(1)	(4)	0	0	0
Loss / Writedown	0	0	0	0	0
Interest Expenses[(2)]	(1)	(1)	(1)	0	0
Interest Income	0	0	0	0	0
Pre-tax Income	**($24)**	**($29)**	**($26)**	**($22)**	**($20)**
Noncontrolling Interest Income	(2)	(1)	0	0	0
Income Tax Expense[(2)]	0	(1)	0	0	0
Net Income	**($26)**	**($30)**	**($26)**	**($22)**	**($20)**
Segment EBITDA Calculation:					
Total Revenue	$223	$194	$134	$95	$95
Total Direct Costs	(207)	(186)	(128)	(91)	(89)
Total G&A	(17)	(13)	(12)	(9)	(9)
Allocations 10K Disclosure	(3)	(1)	(1)	(1)	(1)
Earnings from Unconsolidated Subs	0	0	0	0	0
Other Income	(1)	(4)	0	0	0
Loss / Writedown	0	0	0	0	0
Interest Income	0	0	0	0	0
Segment EBITDA	**($5)**	**($11)**	**($8)**	**($7)**	**($5)**
Lease Expense:					
Lease Expense - Aircraft	($28)	($27)	($24)	($15)	($13)
Lease Expense - Other	(5)	(4)	(2)	(2)	(2)
Total Lease Expense	**($33)**	**($31)**	**($27)**	**($16)**	**($14)**
Segment EBITDAR Calculation:					
Segment EBITDA	($5)	($11)	($8)	($7)	($5)
Total Lease Expense	33	31	27	16	14
Segment EBITDAR	**$28**	**$20**	**$19**	**$9**	**$9**

(1) - Flight hours include Airnorth
(2) - Illustrative values. To be determined based upon post reorganization capital structure

6

PRELIMINARY DRAFT
SUBJECT TO REVISION
CONFIDENTIAL

Corporate and Other	FY18A	FY19E	FY20E	FY21E	FY22E
Flight Hours - Revenue	2,937	0	0	0	0
Flight Hours - Non Revenue	0	0	0	0	0
Total Flight Hours[1]	**2,937**	**0**	**0**	**0**	**0**
($ in millions)					
Operating Revenue:					
Total Third Party + Affiliates	**$4**	**$2**	**$1**	**$1**	**$1**
Fuel Revenue	0	0	0	0	0
Total Operating Revenue	**$4**	**$2**	**$1**	**$1**	**$1**
Revenue from Re-imbursable Expenses	0	0	0	0	0
Total Revenue	**$5**	**$2**	**$1**	**$1**	**$1**
Total Direct Costs (Pre-Special Items Adjustments)	**($16)**	**($11)**	**($3)**	**($3)**	**($3)**
G & A (Pre-Special Items Adjustments):					
G&A Salaries	($48)	($31)	($41)	($40)	($40)
G&A Professional Fees	(17)	(49)	(23)	(23)	(23)
G&A Other, ex rent	(8)	(9)	(9)	(9)	(9)
G&A Other, rent	(6)	(6)	(6)	(6)	(6)
Total G&A	**($80)**	**($95)**	**($79)**	**($79)**	**($79)**
Pro Forma Income Statement:					
Total Revenue	$5	$2	$1	$1	$1
Total Direct Costs	(16)	(11)	(3)	(3)	(3)
Total G&A	(80)	(95)	(79)	(79)	(79)
Allocations 10K Disclosure	18	10	11	11	11
Depreciation & Amortization	(14)	(100)	(14)	(14)	(14)
(Gain)Loss on Disposal of Equipment	(9)	(17)	(1)	0	0
Earnings from Unconsolidated Subs	0	0	0	0	0
Operating Income	**($98)**	**($213)**	**($85)**	**($84)**	**($84)**
Other Income	(4)	6	1	0	0
Loss / Writedown	0	0	0	0	0
Interest Expenses[2]	(79)	(112)	(108)	0	0
Interest Income	1	3	1	2	2
Pre-tax Income	**($180)**	**($315)**	**($190)**	**($82)**	**($82)**
Noncontrolling Interest Income	0	0	0	0	0
Income Tax Expense[2]	31	10	2	1	1
Net Income	**($150)**	**($305)**	**($188)**	**($82)**	**($82)**
Segment EBITDA Calculation:					
Total Revenue	$5	$2	$1	$1	$1
Total Direct Costs	(16)	(11)	(3)	(3)	(3)
Total G&A	(80)	(95)	(79)	(79)	(79)
Allocations 10K Disclosure	18	10	11	11	11
Earnings from Unconsolidated Subs	0	0	0	0	0
Other Income	(4)	6	1	0	0
Loss / Writedown	0	0	0	0	0
Interest Income	1	3	1	2	2
Segment EBITDA	**($78)**	**($85)**	**($68)**	**($68)**	**($68)**
Lease Expense:					
Lease Expense - Aircraft	($1)	$0	$0	$0	$0
Lease Expense - Other	(7)	(6)	(7)	(7)	(7)
Total Lease Expense	**($8)**	**($6)**	**($7)**	**($7)**	**($7)**
Segment EBITDAR Calculation:					
Segment EBITDA	($78)	($85)	($68)	($68)	($68)
Total Lease Expense	8	6	7	7	7
Segment EBITDAR	**($70)**	**($79)**	**($61)**	**($62)**	**($62)**

(1) - Flight hours include Bristow Academy training hours in FY 2018
(2) - Illustrative values. To be determined based upon post reorganization capital structure

7

PRELIMINARY DRAFT
SUBJECT TO REVISION
CONFIDENTIAL

Topside Adjustments[(1)]	FY18A	FY19E	FY20E	FY21E	FY22E
Flight Hours - Revenue					
Flight Hours - Non Revenue					
Total Flight Hours					
($ in millions)					
Operating Revenue:					
Total Third Party + Affiliates					
Fuel Revenue					
Total Operating Revenue	**$0**	**$0**	**($5)**	**$61**	**$88**
Revenue from Re-imbursable Expenses	0	0	0	0	0
Total Revenue	**$0**	**$0**	**($5)**	**$61**	**$88**
Total Direct Costs (Pre-Special Items Adjustments)	**$0**	**$0**	**$13**	**($27)**	**($44)**
G & A (Pre-Special Items Adjustments):					
G&A Salaries	$0	$0	($4)	$0	$0
G&A Professional Fees	0	0	0	1	2
G&A Other, ex rent	0	0	0	0	0
G&A Other, rent	0	0	2	5	5
Total G&A	**$0**	**$0**	**($2)**	**$5**	**$7**
Pro Forma Income Statement:					
Total Revenue	$0	$0	($5)	$61	$88
Total Direct Costs	0	0	13	(27)	(44)
Total G&A	0	0	(2)	5	7
Allocations 10K Disclosure	0	0	0	0	0
Depreciation & Amortization	0	0	(1)	0	0
(Gain)Loss on Disposal of Equipment	0	0	0	0	0
Earnings from Unconsolidated Subs	0	0	0	0	0
Operating Income	**$0**	**$0**	**$6**	**$40**	**$50**
Other Income	0	0	0	0	0
Loss / Writedown	0	0	0	0	0
Interest Expenses[(3)]	0	0	50	0	0
Interest Income	0	0	0	0	0
Pre-tax Income	**$0**	**$0**	**$56**	**$40**	**$50**
Noncontrolling Interest Income	0	0	0	0	0
Income Tax Expense[(3)]	0	0	0	0	0
Net Income	**$0**	**$0**	**$56**	**$40**	**$50**
Segment EBITDA Calculation:					
Total Revenue	$0	$0	($5)	$61	$88
Total Direct Costs	0	0	13	(27)	(44)
Total G&A	0	0	(2)	5	7
Allocations 10K Disclosure	0	0	0	0	0
Earnings from Unconsolidated Subs	0	0	0	0	0
Other Income	0	0	0	0	0
Loss / Writedown	0	0	0	0	0
Interest Income	0	0	0	0	0
Segment EBITDA	**$0**	**$0**	**$6**	**$40**	**$50**
Lease Expense:					
Lease Expense - Aircraft	$0	$0	$13	$18	$18
Lease Expense - Other	0	0	2	5	5
Total Lease Expense[(2)]	**$0**	**$0**	**$15**	**$23**	**$23**
Segment EBITDAR Calculation:					
Segment EBITDA	$0	$0	$6	$40	$50
Total Lease Expense	0	0	(15)	(23)	(23)
Segment EBITDAR	**$0**	**$0**	**($9)**	**$17**	**$27**

(1) - Topside Adjustments reflect uncontracted revenue based upon offshore growth (using IHS market forecast), commercial pipelines assessing roll-offs from competitors, and new opportunities, as well as additional rent savings
(2) - Lease Expense is a positive number as it represents lease savings from the roll-off of above market leases
(3) - Illustrative values. To be determined based upon post reorganization capital structure

8

PRELIMINARY DRAFT
SUBJECT TO REVISION
CONFIDENTIAL

($ in millions)	FY18A	FY19E	FY20E	FY21E	FY22E
Special Items Adjustments					
Inventory Impairments	6				
Project Swan FY20 April Prof Fees Estimate			9		
A&M Fees - in G&A	1				
Transaction Cost		33			
Organizational Restructuring Cost	22	12	5		
Loss on impairment (Excl. D&A)		9			
CEO Retirement		1			
Lider Impairment	86				
Total EBITDAR Adjustments Related to Special Items	**$115**	**$55**	**$14**	**$0**	**$0**
H225 Lease Return			11		
Total EBITDA Adjustments Related to Special Items	**$115**	**$55**	**$25**	**$0**	**$0**

9